UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2014

Otelco Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 6, 2014, Otelco Inc. (the “Company”) issued a press release announcing that it had acquired Reliable Networks of Maine, LLC (“Reliable Networks”), a provider of cloud-based hosting and managed services. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Company’s acquisition of Reliable Networks, on January 2, 2014, the Company entered into an employment agreement with each of L. Mark Stone and Christopher Falk. Copies of those employment agreements are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Otelco Inc. dated January 6, 2014

99.2	Employment Agreement, dated as of January 2, 2014, by and between Otelco Inc. and L. Mark Stone

99.3	Employment Agreement, dated as of January 2, 2014, by and between Otelco Inc. and Christopher Falk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: January 6, 2014
	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer